UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 10, 2023

IronNet, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39125	83-4599446
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7900 Tysons One Place, Suite 400

McLean, VA 22102

(Address of principal executive offices, including zip code)

(443) 300-6761

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Background

As previously reported, on September 29, 2023, given the unavailability of additional sources of liquidity and after considering strategic alternatives, IronNet, Inc. (the “Company”) ceased substantially all of its business activities. The board of directors of the Company further authorized the Company to take such actions necessary to prepare for and, subject to final approval by the board of directors to be given at a subsequent meeting, file a voluntary petition for relief under the applicable provisions of the United States Bankruptcy Code (the “Bankruptcy Code”) in the United States Bankruptcy Court (the “Bankruptcy Filing”) as expeditiously as possible. Subsequently, management of the Company sought out potential financing sources that could fund, in whole or in part, the Company’s liquidity needs in connection with a Bankruptcy Filing. Certain key vendors of the Company have suspended their services to the Company. Management continues to negotiate with these key vendors, including for the provider of the Company’s cloud computing platform, to restore the previously-suspended services that the Company needs to operate and service the Company’s customers.

Debtor-in-Possession Financing Term Sheet

In connection with the foregoing, on October 10, 2023, the Company, IronNet Cybersecurity, Inc. (“IronNet Cybersecurity”), and ITC Global Advisers LLC (“ITC GA”), and/or ITC GA’s designated affiliates and/or related funds or accounts, and such other lender parties that have agreed or may agree from time to time to provide commitments to fund the DIP Facility (as defined below) (the “DIP Facility Lender”) entered into a binding term sheet for debtor-in-possession financing (the “Term Sheet”), which sets forth the principal terms of a superpriority, senior secured debtor-in-possession credit facility (the “DIP Facility”, the credit agreement evidencing the DIP Facility, the “DIP Credit Agreement” and, together with the other definitive documents governing the DIP Facility and the DIP order, collectively, the “DIP Documents”), pursuant to which the DIP Facility Lender will provide the Company with a senior (priming) secured and superpriority debtor-in-possession delayed-draw term loan credit facility in an aggregate principal amount not to exceed $10,000,000, (the “Maximum Facility Amount”), consisting of up to $8,500,000 of term loans (the “DIP Term Loans”) and $1,500,000 of the Bridge Amount (as defined below) (collectively, the “DIP Loans”), subject to the terms and conditions set forth in the Term Sheet. Until the entry of a final order approving the DIP Facility by the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”), a maximum amount of up to $4,500,000 of the DIP Facility (inclusive of the Bridge Amount) would be available on an interim basis.

Upon the execution of the Term Sheet, the DIP Facility Lender advanced $1,500,000 (the “Bridge Amount”) to the Company. The Bridge Amount is secured by all the assets of the Company and IronNet Cybersecurity, provided, however, that to the extent the DIP Facility Lender fails to fund any of the DIP Loans after the date on which the Bankruptcy Court shall have entered an interim order approving the DIP Facility (the “Interim Order”), such security interest shall be limited to only the assets of IronNet, Inc. and shall not include a security interest in any intellectual property or the assets of IronNet Cybersecurity, with such revocation of security interest effective as of the date the Bridge Amount is funded

The DIP Loans will accrue interest at a per annum rate of 16.00%, payable in kind on the termination of the DIP. Upon the occurrence of an event of default under the Term Sheet, the interest rate on outstanding DIP Loans would increase by 2.00% per annum. The Company is obligated to pay agency fees in the amount of $300,000.

The DIP Facility Lender’s commitment to provide the DIP Facility shall terminate, and the aggregate principal amount owing under the DIP Facility, all accrued and unpaid interest thereon, and all fees and expenses incurred by the administrative agent and the collateral agent for the DIP Facility Lender with respect to the DIP Facility (in such capacities, the “DIP Facility Agent”) and the DIP Facility Lender as provided in the Term Sheet in connection with the DIP Facility shall be repaid in full on the earliest to occur of: (a) the date which is 180 days after the date of commencement of proceedings under Chapter 11 of the Bankruptcy Code (such cases, the “Chapter 11 Cases”), unless extended by agreement of the DIP Facility Agent in its sole discretion; (b) the effective date of any Chapter 11 plan confirmed in any of the Chapter 11 Cases; (c) the entry of an order for the dismissal or conversion to Chapter 7 of the Bankruptcy Code of any of the Chapter 11 Cases; (d) the closing of a sale of all or substantially all assets or equity of the Company and IronNet Cybersecurity; or (e) the date of any event of default under the DIP Credit Agreement or any of the DIP Documents and the election of the DIP Facility Agent to terminate the DIP Facility commitments following any such event of default and the expiration of all applicable notice and cure periods.

The Term Sheet also contemplates that, as part of acceptable bankruptcy plan, the DIP Facility Lender will convert its DIP Loans into equity in the reorganized company.

Cautionary Note Regarding the Company’s Securities

The Company cautions that trading in the Company’s securities during the pendency of the anticipated Bankruptcy Filing is highly speculative and poses substantial risks. Trading prices for the Company’s securities may bear little or no relationship to the actual recovery, if any, by holders of the Company’s securities in the anticipated Bankruptcy Filing. In the event the Company is unable to pursue a Chapter 11 Bankruptcy Filing, it may be necessary to pursue a Chapter 7 Bankruptcy Filing.

Forward-Looking Statements

Certain statements in this Current Report on Form 8-K may be considered forward-looking statements, including statements with respect to the Company’s pursuit of bankruptcy protection. Forward-looking statements generally relate to future events and can be identified by terminology such as “may,” “should,” “could,” “might,” “plan,” “possible,” “strive,” “budget,” “expect,” “intend,” “will,” “estimate,” “believe,” “predict,” “potential,” “pursue,” “aim,” “goal,” “mission,” “anticipate” or “continue,” or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by the Company and its management, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, but are not limited to, the Company’s ability to expeditiously complete the Bankruptcy Filing and the conduct of applicable bankruptcy proceedings, completion of the transactions contemplated by the Term Sheet, the Company’s ability to secure any funding that may be required in addition to the funding under the Term Sheet to operate the Company following the Bankruptcy Filing, the Company’s ability to restore critical services that have been suspended (including the services of the Company’s cloud computing platform), the Company’s ability to pursue a Chapter 11 Bankruptcy Filing, demands, actions, lawsuits and other claims that potentially could be made by the holders of the Company’s outstanding indebtedness, the Company’s securityholders, and the Company’s and its subsidiaries’ other creditors, and the risks and uncertainties set forth in the sections entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in the Company’s Annual Report on Form 10-K for the fiscal year ended January 31, 2023, and other documents filed by the Company from time to time with the SEC. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and the Company assumes no obligation and does not intend to update or revise these forward-looking statements other than as required by applicable law. The Company does not give any assurance that it will achieve its expectations.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IRONNET, INC.

	By:	/s/ Cameron D. Pforr
Date: October 10, 2023		Cameron D. Pforr President & Chief Financial Officer